EXHIBIT 99.8

SECOND QUARTER 2004 EARNINGS REVIEW JULY 20, 2004

TOTAL COMPANY SECOND QUARTER 2004 SUMMARY Earnings per share of $0.61 from continuing operations, excluding special items, and net income of $0.57 per share Record earnings at Ford Credit Strong profit improvement in Europe North America and South America both profitable; North American market continues to be difficult P.A.G. loss disappointing Continued strong automotive liquidity

Earnings Per Share Net Income $ 0.57 $0.35 $ 1.51 $ 0.84 Continuing Ops. -- Excl. Special Items 0.61 0.39 1.57 0.90 After-Tax Profits (Mils.) Net Income $1,165 $ 748 $3,117 $1,804 Continuing Ops. -- Excl. Special Items 1,253 827 3,236 1,909 Memo: Tax Rate 20% 15 Pts. 26% 1 Pt. Pre-Tax Profits (Mils.) Incl. Special Items $1,502 $ 784 $4,391 $2,333 Excl. Special Items 1,642 924 4,543 2,485 Revenue (Bils.) Total Sales and Revenue $ 42.8 $ 2.2 $ 87.5 $ 6.1 Automotive Sales 36.7 2.6 75.5 7.2 Vehicle Unit Sales (000) 1,748 30 3,533 109 Automotive Cash, Marketable and Loaned Securities and Short-term VEBA* (Bils.) Gross** $ 26.8 $ (1.9) $ 26.8 $ (1.9) Net of Senior Debt 13.1 (1.1) 13.1 (1.1) Operating-Related Cash Flow*** 0.1 (0.7) 2.4 0.6 TOTAL COMPANY SECOND QUARTER AND FIRST HALF RESULTS 2004 B / (W) 2003 Second Quarter * Voluntary Employee Beneficiary Association (VEBA) Trust used to pre-fund certain employee benefit obligations ** See Slide 17 for calculation and Appendix (page 13 of 14) for reconciliation to GAAP *** Before pension and long-term VEBA contributions and tax refunds; see Slide 17 for calculation and Appendix (pages 13 and 14 of 14) for reconciliation to GAAP 2004 B / (W) 2003 First Half

TOTAL COMPANY INCOME FROM CONTINUING OPERATIONS EXCLUDING SPECIAL ITEMS COMPARED WITH NET INCOME After-Tax Profits (Mils.) Second Quarter 2004 Earnings Per Share* * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest. See Appendix (page 1 of 14) for calculation ** Less than $0.01 Income from Continuing Operations Excluding Special Items $ 1,642 $1,253 $ 0.61 $ 1.57 Special Items - European Restructuring $ (20) $ (13) $ 0 $(0.01) - Fuel Cell Technology Restructuring (120) (78) (0.04) (0.04) - Disposition of Non-Core Businesses - - - 0 ** Income from Continuing Operations $1,502 $1,162 $ 0.57 $ 1.52 Discontinued Operations - 3 0 (0.01) Net Income $1,502 $1,165 $ 0.57 $ 1.51 Pre-Tax Profits (Mils.) Memo: 1st Half Earnings Per Share

TOTAL COMPANY SECOND QUARTER 2004 PROFITS BY SECTOR * Excluding special items; see Appendix (page 3 of 14) for reconciliation to GAAP Memo: B / (W) 2003 $924 $80 $844 Total Auto Fin Svcs 2Q 1642 83 1559 Financial Services Automotive $83 $1,559 Pre-Tax Profits (Mils.)* $1,642 Total

AUTOMOTIVE SECTOR 2004 SECOND QUARTER PRE-TAX PROFITS COMPARED WITH 2003 SECOND QUARTER * Excluding special items; see Appendix (page 3 of 14) for reconciliation to GAAP Pre-Tax Profits (Bils.)* 2003 2004 Volume Pricing Cost Exchange Other 0 0.1 0.4 0.2 0 -0.2 -0.3 $0.2 $0.4 Net Pricing Cost Performance $0 Volume / Mix 2004 $0.1 2003 $0 $(0.2) Exchange $0.1 $(0.3) Net Interest / Other

AUTOMOTIVE SECTOR FIRST HALF COST PERFORMANCE Quality Mfg. Eng Overhead Net Product D&A Pension -0.1 0.4 0.4 0.2 -0.3 0 2004 Costs B / (W) 2003 (Bils.)* Net Product Costs Quality Related Pension / Healthcare Deprec. / Amort. Mfg. / Engrg. Overhead * At constant volume, mix, and exchange; excluding special items Total $0.6 Bils. $(0.1) $0.4 $0.2 $0 $(0.3) $0.4 Memo: Second Qtr. $(0.3) $0.2 $0.2 $0.1 $(0.2) $0

AUTOMOTIVE SECTOR SECOND QUARTER 2004 PROFITS / (LOSS) BY SEGMENT Memo: B / (W) 2003 $80 $101 $208 $38 $(267) * Excluding special items; see Appendix (page 3 of 14) for reconciliation to GAAP WW Americas Eur / PAG AP Mazda Other 2Q 83 477 -151 55 -298 Worldwide Other Automotive Americas $83 $(298) $477 Pre-Tax Profits / (Loss) -- (Mils.)* $(151) Europe / P.A.G. $55 Asia Pacific & Africa / Mazda

AUTOMOTIVE SECTOR -- NORTH AMERICA SECOND QUARTER KEY METRICS -- 2004 vs. 2003 2002 2003 Revenue 20.7 20.5 2004 2003 $20.5 $20.7 Revenue (Bils.)* 2002 2003 Vehicle Unit Sales 982 919 2004 2003 919 982 Vehicle Unit Sales (000) 2002 2003 PBT 445 455 $445 2004 2003 Pre-Tax Profits (Mils.)** Memo: U.S. Market Share 19.3% 18.1% * 2004 includes effect of FIN46 ** Excluding special items; see Appendix (page 3 of 14) for reconciliation to GAAP $455

1H02 1H03 1H04 Net Rev 20726 21392 21835 2002 First Half Per Unit Revenue* 2003 2004 * Excluding FIN46 ** See Appendix (page 6 of 14) for reconciliation to GAAP $21,392 $20,726 2Q02 2Q03 2Q04 Net Rev 20613 21077 21833 2002 2003 2004 $21,077 $20,613 Second Qtr. Per Unit Revenue* $21,833 $22,250 Memo: Incl. FIN46 $20,613 $21,077 $22,308 $20,726 $21,392 $22,659 Net Pricing 1.2%** Net Pricing 1.2% $756 $858 AUTOMOTIVE SECTOR -- NORTH AMERICA PER UNIT REVENUE

AUTOMOTIVE SECTOR - NORTH AMERICA U.S. MARKET SHARE CHANGE BY BUSINESS SEGMENT* Total Rental Other Retail East -1.2 -3.6 -1.4 -1 (1.2) Pts. (3.6) Pts. (1.4) Pts. (1.0) Pts. Share of Industry Share of Segment Ford and Lincoln Mercury First Half 2004 Compared With Year Ago (Pct. Pts.) Segment Share of Industry 13.3% 6.9% 79.8% - O / (U) Year Ago 1.7 Pts. 0.2 Pts. (1.9) Pts. Total Rental Other Fleet Retail * Source: Polk Registrations Memo: Retail Car (0.8) Truck (0.2) Total (1.0)

AUTOMOTIVE SECTOR -- SOUTH AMERICA SECOND QUARTER KEY METRICS -- 2004 vs. 2003 2002 2003 Revenue 0.3 0.6 2004 2003 $0.7 $0.4 Revenue (Bils.) 2002 2003 Vehicle Unit Sales 49 67 2004 2003 67 49 Vehicle Unit Sales (000) 2002 2003 PBT -31 22 $(69) 2004 2003 Pre-Tax Profits (Mils.) $22 Memo: Brazil Mkt. Share 11.7% 11.1%

AUTOMOTIVE SECTOR -- EUROPE SECOND QUARTER KEY METRICS -- 2004 vs. 2003 1st Qtr 2nd Qtr East 5 6.7 2004 2003 $6.7 $5.2 Revenue (Bils.)* 2002 2003 407 453 2004 2003 453 407 Vehicle Unit Sales (000) 1st Qtr 2nd Qtr East -525 211 $(525) 2004 2003 Pre-Tax Profits (Mils.)** $211 Memo: Market Share 8.5% 8.6% * 2004 includes effect of FIN46 ** Excluding special items; see Appendix (page 3 of 14) for reconciliation to GAAP

AUTOMOTIVE SECTOR -- EUROPE FIRST HALF VEHICLE VOLUMES Wholesales* 19 Markets 383 396 375 Turkey 23 41 11 Other European / Direct Markets 15 24 16 Outside Sales 10 11 13 Total Wholesales 431 472 415 Net Deferred Sales (8) (19) (8) Total Vehicle Unit Sales 423 453 407 * See Appendix (page 7 of 14) for Europe market definitions 2nd Qtr. (000) 1st Qtr. (000) 2nd Qtr. (000) 2004 Memo: 2003

AUTOMOTIVE SECTOR -- P.A.G. SECOND QUARTER KEY METRICS -- 2004 vs. 2003 1st Qtr 1st Qtr East 6.4 6.9 2004 2003 $6.9 $6.4 Revenue (Bils.) 2002 2003 197 201 2004 2003 201 197 Vehicle Unit Sales (000) 1st Qtr 2nd Qtr East 166 -362 $166 2004 2003 Pre-Tax Profits (Mils.) $(362) Memo: U.S. Mkt. Share 1.3% 1.3 % Eur. Mkt. Share 2.2 2.4

AUTOMOTIVE SECTOR -- ASIA PACIFIC AND AFRICA / MAZDA SECOND QUARTER 2004 PROFITS / (LOSS) Memo: B / (W) 2003 $38 $23 $15 Pre-Tax Profits (Mils.) Asia Pacific and Africa / Mazda Asia Pacific and Africa Mazda and Assoc. Operations AP and A/M AP & Af Mazda & Asia Pacific Other 2Q 55 -5 60 28 54 $55 $60 $(5)

AUTOMOTIVE SECTOR -- ASIA PACIFIC AND AFRICA SECOND QUARTER KEY METRICS -- 2004 vs. 2003 2003 2004 Revenue 1.3 1.9 2004 2003 $1.9 $1.4 Revenue (Bils.) 2002 2003 Vehicle Unit Sales 82 108 2004 2003 108 83 Vehicle Unit Sales (000) 2002 2003 PBT -25 -5 2004 2003 Pre-Tax Profits (Mils.) $(28) $(5)

AUTOMOTIVE SECTOR 2004 SECOND QUARTER CASH* 2nd Quarter (Bils.) Cash, Marketable and Loaned Securities, Short-Term VEBA Assets June 30, 2004 $26.8 $26.8 March 31, 2004 / December 31, 2003 26.5 25.9 Change in Gross Cash $ 0.3 $ 0.9 Operating-Related Cash Flow Automotive Pre-Tax Profits** $ 0.1 $1.9 Capital Spending (1.4) (2.6) Depreciation and Amortization 1.6 3.2 Changes in Receivables, Inventory, and Trade Payables (1.4) (1.0) Other -- Primarily Expense and Payment Timing Differences 1.2 0.9 Total Auto. Op.-Related Cash Flow (Excl. Contrib. and Tax Refunds) $ 0.1 $ 2.4 Pension Contributions (0.3) (1.5) Tax Refunds 0 0 Total Automotive Operating-Related Cash Flow $(0.2) $ 0.9 Other Cash Flow Capital Transactions w / Financial Services Sector 1.0 1.9 Divestitures 0.1 0.4 Dividend to Shareholders (0.2) (0.4) All Other -- Primarily Change in Automotive Debt (0.4) (1.9) Total Change in Gross Cash $ 0.3 $ 0.9 * See Appendix (pages 13 and 14 of 14) for reconciliation to GAAP ** Excluding special items, see Appendix (page 3 of 14) for reconciliation to GAAP 1st Half (Bils.)

AUTOMOTIVE SECTOR SHUTDOWN WORKING CAPITAL -- FINANCING COMPLETED Vacation and holiday production shutdowns occur during the summer and at year end During these periods, wholesale revenues are not generated In the past, cash reserves funded disbursements New bank facility reduces automotive cash required to support the shutdown periods A portion of existing cash reserves to be deployed to address longer-term liabilities (pension and healthcare funding, and debt retirement) We will contribute $1.5 billion to our long-term VEBA this month

FINANCIAL SERVICES SECTOR SECOND QUARTER 2004 PROFITS / (LOSS) Memo: B / (W) 2003 $844 $761 $87 $(4) Total Credit Hertz Other 1559 1422 144 -7 Pre-Tax Profits / (Loss) by Segment (Mils.) $1,559 Total Hertz Ford Credit Other Financial Services $1,422 $144 $(7)

2003 2004 Credit Loss Lease Financing Sales of Other East 661 1422 466 193 144 -91 49 2003 2004 $661 $1,422 Pre-Tax Profits (Mils.) Credit Loss Performance Other Financing Margin Other FINANCIAL SERVICES SECTOR 2004 SECOND QUARTER FORD CREDIT PRE-TAX PROFITS COMPARED WITH 2003 SECOND QUARTER $466 $193 $(91) $761 $49 Income from Sales of Receivables $144 Lease Residual Performance

AUTOMOTIVE SECTOR 2004 PLANNING ASSUMPTIONS AND OPERATIONAL METRICS Planning Assumptions Industry Volume (SAAR) -- U.S. 17.0 million units 16.9 17.0 -- Europe 16.9 million units 17.3 17.2 Operational Metrics Quality Improve in all regions On track On track Market Share Flat or improve in all regions Mixed Mixed Automotive Cost Performance* Improve by at least $0.5 billion $0.6 billion Better Capital Spending $7 billion $2.6 billion Lower Operating-Related Cash Flow** $1.2 billion positive $2.4 billion On track * At constant volume, mix, and exchange; excluding special items ** Before pension and long-term VEBA contributions and tax refunds; see Slide 17 for calculation and Appendix (pages 13 and 14 of 14) for reconciliation to GAAP Full Year Outlook Base 2004 Milestone First Half

AUTOMOTIVE SECTOR PRODUCTION OUTLOOK First Quarter Actual 1,008 (24) 437 22 203 26 Second Quarter Actual 950 (58) 473 72 196 14 Third Quarter Forecast 755 (31) 360 29 145 0 Units (000) B / (W) 2003 (000) North America Europe P.A.G. Units (000) B / (W) 2003 (000) Units (000) B / (W) 2003 (000)

TOTAL COMPANY THIRD QUARTER AND FULL YEAR EARNINGS PER SHARE GUIDANCE* First Quarter $ 0.96 $ 0.51 Second Quarter 0.61 0.39 Third Quarter 0.00 - 0.05 (0.15) - (0.10) Full Year $1.80 - 1.90 $ 0.66 - 0.76 * Excluding special items; EPS based on income from continuing operations. Special items presently estimated for the full year at $0.08 per share EPS 2004 B / (W) 2003

TOTAL COMPANY SECOND HALF AND FULL YEAR GUIDANCE -- SPECIAL ITEMS European Restructuring $ - $ (49) $ (32) $(0.01) Fuel Cell Technology Restructuring (110)* (230) (150) (0.07) Disposition of Non-Core Businesses - 17 11 0 ** Total Special Items $(110) $(262) $(171) $(0.08) Memo: Discontinued Operations $ (20) $(0.01) * Estimate -- actual amount contingent upon the restructuring and revaluation of our Ballard investment ** Less than $0.01 Pre-Tax Profits (Mils.) Pre-Tax Profits (Mils.) Earnings Per Share 2nd Half After-Tax Profits (Mils.) Full Year

TOTAL COMPANY 2004 FINANCIAL MILESTONES Pre-Tax Income Automotive Americas North America $ 1.5 - $1.7 On track / Better South America (0.1) - 0 On track Europe / P.A.G. Europe (0.2) - (0.1) On track / Better P.A.G. 0.5 - 0.6 Worse Asia Pacific and Africa / Mazda 0 - 0.1 On track Total Automotive $ 0.9 - $1.1 On track Financial Services 2.6 - 2.7 Better Total Company $ 3.5 - $3.8 Better * Excluding special items Milestone* (Bils.) Full Year Outlook

SAFE HARBOR Greater price competition resulting from currency fluctuations, industry overcapacity or other factors; A significant decline in industry sales, particularly in the U.S. or Europe, resulting from slowing economic growth, geo-political events or other factors; Lower-than-anticipated market acceptance of new or existing products; Work stoppages at key Ford or supplier facilities or other interruptions of supplies; The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty costs; Increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions; Unusual or significant litigation or governmental investigations arising out of alleged defects in our products or otherwise; Worse-than-assumed economic and demographic experience for our post-retirement benefit plans (e.g., investment returns, interest rates, health care cost trends, benefit improvements); Currency or commodity price fluctuations; Change in interest rates; A market shift from truck sales in the U.S.; Economic difficulties in any significant market; Reduced availability of or higher prices for fuel; Labor or other constraints on our ability to restructure our business; A change in our requirements under long-term supply arrangements under which we are obligated to purchase minimum quantities or pay minimum amounts; Credit rating downgrades; Inability to access debt or securitization markets around the world at competitive rates or in sufficient amounts; Higher-than-expected credit losses; Lower-than-anticipated residual values for leased vehicles; Increased price competition in the rental car industry and/or a general decline in business or leisure travel due to terrorist attacks, acts of war, epidemic diseases or measures taken by governments in response thereto that negatively affect the travel industry; and Our inability to implement the Revitalization Plan. Statements included or incorporated by reference herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:

APPENDIX

TOTAL COMPANY CALCULATION OF DILUTED EARNINGS PER SHARE Net Income (Mils.) Numerator After-Tax Profits $1,165 $1,253 Impact on Income from assumed conversion of convertible preferred securities 48 48 Income for diluted EPS $1,213 $1,301 Denominator Average shares outstanding 1,831 1,831 Net issuable / (returnable) shares, primarily stock options 13 13 Convertible preferred securities 282 282 Average shares for diluted EPS 2,126 2,126 Diluted EPS $0.57 $0.61 Appendix 1 of 14 Cont. Ops. -- Excl. Special Items (Mils.) Second Quarter 2004

TOTAL COMPANY INCOME FROM CONTINUING OPERATIONS EXCLUDING SPECIAL ITEMS COMPARED WITH NET INCOME After-Tax Profits (Mils.) First Half 2004 Earnings Per Share* * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest. See Appendix (page 1 of 14) for calculation ** Less than $0.01 Income from Continuing Operations Excluding Special Items $ 4,543 $3,236 $ 1.57 Special Items - European Restructuring $ (49) $ (32) $(0.01) - Fuel Cell Technology Restructuring (120) (78) (0.04) - Disposition of Non-Core Businesses 17 11 0 ** Income from Continuing Operations $4,391 $3,137 $ 1.52 Discontinued Operations - (20) (0.01) Net Income $4,391 $3,117 $ 1.51 Pre-Tax Profits (Mils.) Appendix 2 of 14

TOTAL COMPANY 2003 - 2004 SECOND QUARTER PRE-TAX RESULTS North America $ 445 $ 335 $ -- $(120) $ 445 $ 455 South America (69) 22 -- -- (69) 22 Total Americas $ 376 $ 357 $ -- $(120) $ 376 $ 477 Europe $(525) $ 191 $ -- $ (20) $(525) $ 211 P.A.G. 166 (362) -- -- 166 (362) Total Europe / P.A.G. $(359) $ (171) $ -- $ (20) $(359) $ (151) Asia Pacific and Africa $ (28) $ (5) $ -- $ -- $ (28) $ (5) Mazda & Assoc. Operations 45 60 -- -- 45 60 Total AP and Africa / Mazda $ 17 $ 55 $ -- $ -- $ 17 $ 55 Other Automotive (31) (298) -- -- (31) (298) Total Automotive $ 3 $ (57) $ -- $(140) $ 3 $ 83 Financial Services 715 1,559 -- -- 715 1,559 Total Company $ 718 $1,502 $ -- $(140) $ 718 $1,642 2003 (Mils.) 2004 (Mils.) Pre-Tax Profits (Incl. Special Items) Special Items Pre-Tax Profits (Excl. Special Items) 2003 (Mils.) 2004 (Mils.) 2003 (Mils.) 2004 (Mils.) Appendix 3 of 14

AUTOMOTIVE SECTOR SECOND QUARTER AUTOMOTIVE SUMMARY Appendix 4 of 14 * 2004 includes effect of FIN46 (both U.S. and Europe) ** Excluding special items; see Appendix (pages 3 of 14) for reconciliation to GAAP North America 982 919 $20,698 $20,501 $ 445 $ 455 South America 49 67 435 665 (69) 22 Total Americas 1,031 986 $21,133 $21,166 $ 376 $ 477 Europe 407 453 $5,160 $6,735 $(525) $ 211 P.A.G. 197 201 6,439 6,941 166 (362) Total Europe / P.A.G. 604 654 $11,599 $13,676 $(359) $(151) Asia Pacific and Africa 83 108 $1,410 $1,877 $ (28) $ (5) Mazda and Assoc. Operations -- -- -- -- 45 60 Total AP and Africa / Mazda 83 108 $1,410 $1,877 $ 17 $ 55 Other Automotive -- -- -- -- (31) (298) Total Automotive 1,718 1,748 $34,142 $36,719 $ 3 $ 83 2003 (000) 2004 (000) Vehicle Unit Sales Revenue* Pre-Tax Profits** 2003 (Mils.) 2004 (Mils.) 2003 (Mils.) 2004 (Mils.)

AUTOMOTIVE SECTOR 2004 SECOND QUARTER MARKET RESULTS U.S. Industry SAAR (Mils.) 16.9 0.3 Market Share (Pct.) - Ford and Lincoln Mercury 18.1% (1.2) Pts. - Premier Automotive Group 1.3 - Total U.S. Market Share 19.4% (1.2) Pts. Net Pricing (Pct.)* 1.2% 3.9 % Europe Industry SAAR (Mils.) 17.4 0.6 Market Share (Pct.) - Ford 8.6% 0.1 Pts. - Premier Automotive Group 2.4 0.2 Total Europe Market Share 11.0% 0.3 Pts. Net Pricing (Pct.)* 0.2% 2.8 % Other Regions Ford Brand Market Share (Pct.) - Brazil 11.1% (0.6) Pts. - Australia 13.7 0.1 * Excludes P.A.G. brand vehicles; calculated at constant volume and exchange Amount B / (W) 2003 Appendix 5 of 14

AUTOMOTIVE SECTOR RECONCILIATION OF NET PRICING TO CHANGE IN AUTOMOTIVE SALES Automotive Sales 2004* $20,501 $22,308 $6,735 $14,868 2003 20,698 21,077 5,160 12,678 2004 B / (W) Than 2003 $ (197) $ 1,231 $1,575 $ 2,190 Explanation of Change (Pct.) Mix, Exchange, Other 4.7% 17.1 % Net Pricing 1.2 0.2 Total 5.9% 17.3 % North America (Mils.) (Per Unit) Second Quarter Europe (Per Unit) (Mils.) Appendix 6 of 14 * Revenue includes effect of FIN46 in Second Quarter

AUTOMOTIVE SECTOR EUROPE MARKET DEFINITIONS Major 19 Markets Britain Germany France Italy Spain Austria Belgium Czech Republic Denmark Finland Greece Hungary Ireland Netherlands Norway Poland Portugal Sweden Switzerland Other European Markets Includes Turkey, Russia, Bulgaria, Romania, Yugoslavia, Slovakia and various other Eastern European, Baltic and Mediterranean markets

AUTOMOTIVE SECTOR COSTS AND EXPENSES Total Cost and Expenses $34,116 $36,676 $(2,560) Select Cost Items Included Above: Depreciation $ 644 $ 811 $ (167) Amortization 667 799 (132) Post-Retirement Expense 790 799 (9) 2003 (Mils.) 2004 (Mils.) 2004 B / (W) 2003 (Mils.) Second Quarter Appendix 8 of 14

Receivables (Bils.) On-Balance Sheet $133 $129 Securitized Off-Balance Sheet 56 46 Managed $189 $175 Credit Losses (Mils.) On-Balance Sheet $451 $332 Managed 623 446 Loss-to-Receivables Ratio On-Balance Sheet 1.50% 1.07 % Managed - U.S. Retail and Lease 1.72 1.16 - Worldwide Total 1.32 1.02 Allow. for Credit Losses Worldwide Amount (Bils.) $3.2 $2.7 Pct. Of EOP Receivables 2.43% 2.05 % Leverage (To 1)** Financial Statement 11.3 11.4 Managed 12.9 12.7 Dividend (Mils.) $900 $1,000 2003 2004 Key Metrics Net Income (Mils.) $401 $897 ROE 12.3% 29.5% 2003 2004 East 661 1422 4Q 594 839 Pre-Tax Profits (Mils.) 2nd Qtr. 2003 2nd Qtr. 2004 $661 $1,422 Second Quarter * Explanation of Improvement Credit Loss Performance $466 Lease Residual Performance 193 Other Financing Margin 144 Income from Sales of Receivables (91) Other 49 Total Improvement $761 Appendix 9 of 14 FINANCIAL SERVICES SECTOR FORD CREDIT RESULTS AND METRICS -- SECOND QUARTER * Includes credit losses on reacquired receivables; 1.44% in 2003 and 1.03% in 2004 excluding credit losses on reacquired receivables ** See Appendix (pages 10 and 12 of 14) for calculation, definitions and reconciliation

FINANCIAL SERVICES SECTOR FORD CREDIT KEY METRIC DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below. Information about the impact of on-balance sheet securitization is also included below: Managed Receivables -- receivables reported on Ford Credit's balance sheet and receivables Ford Credit sold in off-balance-sheet securitizations and continues to service Serviced Receivables -- includes managed receivables and receivables Ford Credit sold in whole-loan sale transactions (i.e., receivables for which Ford Credit has no continuing exposure or risk of loss) Managed Credit Losses -- credit losses associated with receivables reported on Ford Credit's balance sheet plus credit losses associated with receivables Ford Credit sold in off-balance sheet securitizations and continues to service Impact of On-Balance Sheet Securitization -- retail installment receivables reported on Ford Credit's balance sheet include receivables sold in securitizations. These receivables have been legally sold to Ford Credit sponsored special purpose entities and are available only to pay securitization investors and other participants and are not available to pay the obligations of Ford Credit or the claims of Ford Credit's creditors. Debt reported on Ford Credit's balance sheet includes debt issued to securitization investors which is payable solely out of collections on the receivables supporting the securitization and is not the legal obligation of Ford Credit Appendix 10 of 14

FINANCIAL SERVICES SECTOR FORD CREDIT RATIO DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Off-Balance Sheet Receivables Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity - Managed Leverage + - - - = + - Retained Interest in Securitized Off-Balance Sheet Receivables Credit Losses = + Losses on Reacquired Receivables Average Net Receivables Loss-to-Receivables Ratio Appendix 11 of 14

Total Debt* $146.2 $138.3 Total Securitized Receivables Outstanding** 56.0 45.8 Retained Interest in Securitized Receivables (14.5) (16.4) Adjustments for Cash and Cash Equivalents (9.7) (8.8) Adjustments for SFAS 133 (6.6) (3.2) Adjusted Debt $171.4 $155.7 Total Stockholder's Equity (incl. minority interest) $12.9 $12.1 Adjustments for SFAS 133 0.4 0.1 Adjusted Equity $13.3 $12.2 Managed Leverage to 1*** 12.9 12.7 Financial Statement Leverage = Total Debt / Equity 11.3 11.4 * Includes $11.3 billion and $9.9 billion in 2003 and 2004 respectively of debt issued by securitization investors which is payable solely out of collections of receivables supporting the securitization and is not the legal obligation of Ford Credit ** Off-balance sheet only *** Adjusted Debt / Adjusted Equity June 30, 2003 (Bils.) June 30, 2004 (Bils.) Leverage Calculation FINANCIAL SERVICES SECTOR FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE Appendix 12 of 14

AUTOMOTIVE SECTOR GROSS CASH RECONCILIATION TO GAAP Appendix 13 of 14 Cash and Cash Equivalents $ 5.4 $ 5.9 $ 0.5 $ 7.5 Marketable Securities 10.8 11.6 0.8 15.0 Loaned Securities 5.7 5.3 (0.4) 4.6 Total Cash / Market. Sec. $21.9 $22.8 $ 0.9 $27.1 Short-Term VEBA 4.0 4.0 0 1.6 Gross Cash $25.9 $26.8 $ 0.9 $28.7 June 30, 2004 B / (W) Dec. 31 2003 (Bils.) June 30 2004 (Bils.) Dec. 31 2003 (Bils.) Memo: June 30 2003 (Bils.)

Appendix 14 of 14 AUTOMOTIVE SECTOR OPERATING-RELATED CASH FLOW RECONCILIATION TO GAAP Cash Flow from Operating Activities before Securities Trading* $ 2.6 $ 1.0 $ 3.6 Items Included in Operating-Related Cash Flow Capital Expenditures $ (1.2) $ (1.4) $ (2.6) Net Transactions Between Automotive and Financial Services Sectors** (0.1) 0.6 0.5 Other (0.2) (0.4) (0.6) Total Reconciling Items $ (1.5) $ (1.2) $ (2.7) Automotive Operating-Related Cash Flow $ 1.1 $ (0.2) $ 0.9 1st Qtr. (Bils.) * As shown in our sector statement of cash flow for Automotive ** Primarily payables and receivables between the sectors in the normal course of business, as shown in our sector statement of cash flow 1st Half (Bils.) 2004 2nd Qtr. (Bils.)